6. Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Note 6. Goodwill and Other Intangible Assets

As a result of the acquisition of LyndonBank on December 31, 2007, the Company recorded goodwill amounting to $11,574,269. The goodwill is not amortizable and is not deductible for tax purposes. Management evaluated goodwill for impairment at December 31, 2018 and 2017 and concluded that no impairment existed as of such dates.

In connection with the acquisition, the Company also recorded $4,161,000 of acquired identified intangible assets as of December 31, 2007, representing the core deposit intangible, which was subject to amortization as a non-interest expense over a ten year period. This core deposit intangible was fully amortized as of December 31, 2017.